Acquisitions Divestitures and Exchanges (Table)	12 Months Ended
Dec. 31, 2010
Business Acquisition Purchase Price Allocation Abstract
Acquisitions, Divestitures and Exchanges
		Allocation of Purchase Price
	Purchase price (1)	Goodwill (2)	Licenses	Intangible assets subject to amortization	Net tangible assets (liabilities)
(Dollars in thousands)
2010
U.S. Cellular
Licenses	$17,101	$—	$17,101	$—	$—

TDS Telecom ILEC
Businesses (3)	65,709	15,156	—	14,832	35,721
Total	$82,810	$15,156	$17,101	$14,832	$35,721

2009
U.S. Cellular
Licenses	$15,750	$—	$15,750	$—	$—

TDS Telecom ILEC
Businesses	10,855	289	—	3,610	6,956
Other	14	14	—	—	—
Total	$26,619	$303	$15,750	$3,610	$6,956

2008
U.S. Cellular
FCC Auction 73 licenses (4)	$300,479	$—	$300,479	$—	$—
Other licenses	32,340	—	32,340	—	—
Businesses	9,152	2,963	4,803	1,045	341

TDS Telecom ILEC
Businesses	61,199	22,206	—	14,299	24,694
Other	121	121	—	—	—
Total	$403,291	$25,290	$337,622	$15,344	$25,035

(1)       Cash amounts paid for the acquisitions may differ from the purchase price due to cash acquired in the transactions and the timing of cash payments related to the respective transactions.

(2)        $9.8 million and $1.6 million of the goodwill was amortizable for income tax purposes in 2010 and 2008, respectively. No transactions resulted in amortizable goodwill for income tax purposes in 2009.

(3)       TDS executed two separate business acquisitions in 2010. Both businesses are managed services companies that provide colocation, dedicated hosting, Internet and virtual computing services to small and medium-sized companies. These businesses are included in TDS Telecom's ILEC segment.

(4)        King Street Wireless L.P., an entity in which a subsidiary of U.S. Cellular is a limited partner, made these payments. U.S. Cellular loaned these funds to the partnership and the general partner and made direct capital investments to fund the auction payment.